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                                                                    EXHIBIT 21.1

                                 SUBSIDIARIES OF
                       AFFILIATED COMPUTER SERVICES, INC.

Subsidiary                                                                      Jurisdiction of Organization
----------                                                                      ----------------------------

ACS Claims Services, Inc.                                                                 Texas
ACS Government Services, Inc.                                                             Texas
ACS Healthcare Solutions, Inc.                                                            California
ACS Government Services, Inc.                                                             Maryland
     ACS Defense, Inc.                                                                    Massachusetts
          ASEC International Incorporated                                                 Delaware
               Saudi American Systems Engineering Company                                 Saudi Arabia
          Betac International Corporation                                                 Delaware
               Betac Corporation                                                          Virginia
     CDSI Education Services, Inc.                                                        Maryland
               GuaranTec, LLP                                                             Florida
     CDSI International, Inc.                                                             Delaware
          CDSI Argentina S.A.                                                             Argentina
     ACS Lender Services, Inc.                                                            Maryland
     Computer Data Systems Sales, Inc.                                                    Maryland
     M-GA Fields Road Limited Partnership                                                 Maryland
ACS Image Solutions, Inc.                                                                 Louisiana
ACS Retail Solutions, Inc.                                                                Texas
FCTC Transfer Services, L.P.                                                              Delaware
ACS Communications Industry Services, Inc.                                                Illinois
     ACS Toronto, Inc.                                                                    Canada
ACS Outsourcing Solutions, Inc.                                                           Michigan
     Genix CSI, Inc.                                                                      Michigan
ACS Desktop Solutions, Inc.                                                               Virginia
ACS Legal Solutions, Inc.                                                                 Pennsylvania
Medianet, Inc.                                                                            Delaware
Micah Technology Services, Inc.                                                           Texas
ACS Shared Services, Inc.                                                                 Delaware
ACS TransFirst, Inc.                                                                      Texas
ACS Business Process Solutions, Inc.                                                      Nevada
     ACS Data Entry, Inc.                                                                 Delaware
     ACS Business Process  Solutions de Mexico,  S. A. de C. V.                           Mexico
     ACS BPS Guatemala S.A. de C.V.                                                       Guatemala
     ACS Business Process Solutions Limited                                               United Kingdom
     Affiliated Computer Services Business Process Solutions, S.A.R.L.                    France
     ACS - BPS (Ghana) Limited                                                            Ghana
ACS Lending, Inc.                                                                         Delaware
     ACS/ECG Holdings, LLC                                                                Delaware
ACS BRC Holdings, Inc.                                                                    Delaware
     BRC Technology Services, Inc.                                                        Delaware
     CodeRite, Inc.                                                                       Texas

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
     Logan Services, Inc.                                                                 Delaware
     ACS Enterprise Solutions, Inc.                                                       Delaware
           Tenacity Manufacturing Company, Inc.                                           Delaware
           Digital Information Systems Company, LLC                                       Georgia
           ACS State Healthcare, LLC                                                      Delaware
           ACS Government Systems, Inc.                                                   Delaware
           ACS-Alberta, Inc.                                                              Canada
                  Omni-Tech Systems Ltd.                                                  Canada
           ACS Business Resources Corporation                                             Delaware
                  PRETS Holdings, Inc.                                                    Delaware
                  ACS RTS Holdings, Inc.                                                  Delaware
                  Government Records Services, Inc.                                       Delaware
                         Title Records Corporation, Inc.                                  Delaware
     ACS Pace Group, Inc.                                                                 Delaware
           MidasPlus, Inc.                                                                Arizona
     ACS Health Care, Inc.                                                                Oregon
           Latron Holdings, Inc.                                                          Oregon
                  Latron Computer Systems, Inc.                                           New Jersey
ACS TradeOne Marketing, Inc.                                                              Delaware
     ACS Securities Services, Inc.                                                        Texas
ACS Marketing, L.P.                                                                       Delaware
     ACS Properties, Inc.                                                                 Delaware
Birch & Davis Holdings, Inc.                                                              Delaware
     ACS Federal Healthcare, Inc.                                                         Maryland
     ACS State Health Services, Inc.                                                      Maryland
           Pennsylvania Accountable Health Plans, Inc.                                    Pennsylvania
Clinton Computer, Inc.                                                                    Maryland
Computer Systems Development, Inc.                                                        Arizona
ACS Welfare Benefit Trust                                                                 Texas
ACS Capital Trust I                                                                       Delaware
ACS Capital Trust II                                                                      Delaware